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                                                                    Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                      18 U.S.C. SECTION 1350, AS ADOPTED TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, (the Report) by Humboldt Bancorp (the "Company"), the undersigned, as the Chief Executive Officer of the Company, hereby certifies pursuant to Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         The Report fully complies with the requirements of Section 13(a) or
         Section 15(d) of the Securities Exchange Act of 1934; and

         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 19, 2002                     /s/ Robert M. Daugherty
                                           -----------------------
                                           Robert M. Daugherty
                                           President and Chief Executive Officer